UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A
                               (Amendment No. 1)

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 7, 2000


                                   KFX INC.
            (Exact name of Registrant as specified in its charter)

             Delaware                          0-23634                         84-1079971
     --------------------------       --------------------------        --------------------------
 (State or other jurisdiction of       Commission File Number                 IRS Employer
  incorporation or organization)                                         Identification Number

     3300 East 1st Avenue, Suite 290 Denver,
                  Colorado, USA                          80206
  ---------------------------------------------- ----------------------
    (Address of principal executive offices)          (Zip Code)

                                (303) 293-2992
                        (Registrant's telephone number,
                             including area code)

                               not applicable
         (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS

This Form 8-K/A amends the Form 8-K dated March 7, 2000 and filed on March 24, 2000 by KFx Inc. ("KFx"). The Form 8-K included the Common Stock and Series A Preferred Stock Purchase Agreement dated as of March 3, 2000 (the "Purchase Agreement"), by and among Pegasus Technologies, Inc., a South Dakota corporation, KFx and Kennecott Energy Company, a Delaware corporation, as
Exhibit 10.01. KFx has withdrawn its request for confidential treatment for the Purchase Agreement.

This Form 8-K/A is being filed solely to file a revised version of Section 9 of the Purchase Agreement to include previously redacted information.

All other items in the Form 8-K remain unchanged and are not being amended.



ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c) Exhibits
              -------------
              Exhibit 10.01.9               Section 9 - Indemnification, Etc.





SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    June 18, 2002                 KFx Inc.
                                       (Registrant)
                                       By:
                                       /s/ Patrick S. Flaherty
                                       Patrick S. Flaherty
                                       Vice President-Finance and
                                       Chief Financial Officer



                                 Exhibit Index
                                 -------------

              Exhibit 10.01.9               Section 9 - Indemnification, Etc.



Exhibit 10.01.9


              COMMON STOCK AND SERIES A PREFERRED STOCK PURCHASE

                                     Among

                          PEGASUS TECHNOLOGIES, INC.

                                   KFX INC.

                                      and

                           KENNECOTT ENERGY COMPANY

                                 March 3, 2000


9.       INDEMNIFICATION, ETC.

9.01     Survival of Representations and Covenants.

         (a) To the extent provided in this Section 9.01(a), the representations, warranties, covenants and obligations of each party shall survive the Closing, any subsequent sale or other disposition of any or all of the Preferred Shares or the Common Shares and any subsequent Acquisition Transaction effected by or otherwise involving the Purchaser, KFx or the Company, but only for the purpose of being true and correct in all material respects as of the Closing (other than those covenants which by their specific terms require performance after the Closing). Any representation the Breach of which the Company or KFx had Knowledge on or prior to the Closing and any covenants or obligations to be performed after the Closing shall survive and continue for the applicable statute of limitation period or periods legally applicable to them. All of the other representations, warranties (as well as the covenants and obligations to be performed prior to the Closing Date) of the parties shall terminate, and be deemed to have been satisfied and discharged in full, on the second anniversary of the Closing Date.

         (b) The representations, warranties, covenants and obligations of the respective parties, and the rights and remedies that may be exercised by any of them, shall not be limited or otherwise affected by or as a result of (i) anything contained in the Certificate of Designation or (ii) any information furnished to, or any investigation made by or Knowledge of, any of the parties or any of their Representatives.

         (c) For purposes of this Agreement, each statement or other item of information set forth in the Disclosure Schedule shall be deemed to be a representation and warranty made by the Company and KFx in this Agreement.


         9.02     Indemnification by the Company and KFx.

         (a) The Company and KFx shall, jointly and severally (except for Damages attributable to the matter addressed in clause (v) of this Section 9.02(a) and, to the extent attributable thereto, any Damages under clause
(vi), which Damages shall solely be the liability of KFx), indemnify, defend and hold harmless the Purchaser and each of its officers, directors, employees, agents and Representatives (collectively, the "Indemnitees" and individually each an "Indemnitee") from and against, and shall compensate and reimburse each of the Indemnitees for, any Damages which are suffered or incurred by any of the Indemnitees or to which any of the Indemnitees may otherwise become subject at any time (regardless of whether or not such Damages relate to any third party claim) and which arise from or as a direct or indirect result of, or are directly or indirectly connected with:

                  (i) any Breach of any representation or warranty made by the Company or KFx in this Agreement;

                  (ii) any Breach of any covenant or obligation of the Company or KFx;

                  (iii) the Breach or alleged Breach of the Company's installation agreement with Science Applications International Corporation (the "SAIC Dispute") and any Liabilities related to the Company's failure to be qualified to do business in Ohio;

                  (iv) any Liability to which the Company may become subject that directly or indirectly arises from the acts or omissions of KFx;

                  (v) KFx's pending litigation with Link Resources, Inc.; or

                  (vi) any proceeding relating to any Breach, or Liability or matter of the type referred to in any of the clauses listed above (including any Proceeding commenced by any Indemnitee for the purpose of enforcing any of its rights under this Article 9).

         (b) Notwithstanding the other provisions of this Article 9, in no event shall the Company be required to indemnify the Purchaser for Damages until the aggregate amount of such Damages sustained by the Purchaser exceeds $50,000, and then only to the extent of such excess; provided, however, that the provisions of this Section 9.02(b) shall not apply to any Damages arising from or attributable to the litigation referred to in clause (v) of Section 9.02(a).

         (c) In no event shall the Company or KFx be subject to any Liability to the Purchaser under this Article 9 in an aggregate amount exceeding the purchase price paid by the Purchaser for the Common Shares and the Preferred Shares actually purchased by the Purchaser.

         (d) In connection with the SAIC Dispute, the Company and KFx acknowledge and agree that Purchaser shall be entitled to indemnification hereunder in connection with any Special Damages resulting from the SAIC Dispute. As used herein, "Special Damages" shall include consequential damages, decline in value of the Company and lost opportunity to the Company resulting from or arising in connection with the SAIC Dispute and the resolution thereof such that the value of the Purchaser's investment in the Company is demonstrably diminished from what the value of the Company would have been without the Special Damages to the Company.


         9.03 No Contribution. KFx waives, and acknowledges and agrees that it shall not have and shall not exercise or assert or attempt to exercise or assert, any right of contribution or right of indemnity or any other right or remedy against the Company in connection with any indemnification obligation under this Agreement.